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                                                                     Exhibit 1.1

                                7,612,500 SHARES


                                MORNINGSTAR, INC.

                           COMMON STOCK, NO PAR VALUE


                             UNDERWRITING AGREEMENT


May __, 2005

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                                                                    May __, 2005

WR Hambrecht + Co, LLC
 as Representative of the several
 Underwriters named in Schedule II hereto

c/o WR Hambrecht + Co, LLC
    539 Bryant Street, Suite 100
    San Francisco, CA  94107


Ladies and Gentlemen:

     Subject to the terms and conditions contained herein, certain shareholders of Morningstar, Inc., an Illinois corporation (the "COMPANY"), named in Schedule I hereto (the "SELLING SHAREHOLDERS") severally propose to sell to you and the other underwriters named in Schedule II hereto (the "UNDERWRITERS"), an aggregate of 7,612,500 shares (the "FIRM SHARES") of the Common Stock, no par value, of the Company (the "COMMON STOCK"), with each Selling Shareholder selling the amount set forth opposite such Selling Shareholder's name in
Schedule I hereto.

     The Company proposes to issue and sell to the several Underwriters not more than an additional 1,141,875 shares of Common Stock (the "ADDITIONAL SHARES") if and to the extent that you, as Representative of the Underwriters (the "REPRESENTATIVE"), shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of Common Stock granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "SHARES." The Company and the Selling Shareholders are hereinafter sometimes collectively referred to as the "SELLERS."

     The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement, including a prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "SECURITIES ACT"), is hereinafter referred to as the "REGISTRATION STATEMENT"; the prospectus in the form included in the Registration Statement at the time of effectiveness or, if Rule 430A under the Securities Act is relied on, the final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, is hereinafter referred to as the "PROSPECTUS." If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "REGISTRATION STATEMENT" shall be deemed to include such Rule 462 Registration Statement.

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     1.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to and agrees with each of the Underwriters that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company's knowledge, threatened by the Commission.

          (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements in or omissions from the Registration Statement or the Prospectus based upon information relating to (i) any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through you expressly for use therein or (ii) any Selling Shareholder furnished to the Company in writing by or on behalf of such Selling Shareholder expressly for use therein.

          (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Illinois, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (d)  (i) Each majority-owned subsidiary (as defined in the Securities
     Act) of the Company (each, a "SUBSIDIARY," and, collectively, the "SUBSIDIARIES"), except for those referred to in Section 1(d)(ii) below, has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; except as described in the Prospectus or set forth in the Registration Statement, all of the issued shares of capital stock of each such Subsidiary have been duly authorized and are validly issued, fully paid and non-assessable and are owned, directly or indirectly, by the Company, free and clear of all

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     liens, encumbrances, equities or claims; and (ii) each Subsidiary which has been organized as a limited liability company has been duly formed, is validly existing as a limited liability company in good standing under the laws of the jurisdiction of its formation, has the limited liability company power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; except as described in the Prospectus or set forth in the Registration Statement, all of the issued membership or other equity interests of each such Subsidiary have been duly authorized and are validly issued, fully paid and non-assessable and are owned, directly or indirectly, by the Company, free and clear of all liens, encumbrances, equities or claims.

          (e) This Agreement has been duly authorized, executed and delivered by the Company.

          (f) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

          (g) The shares of Common Stock (including the Firm Shares to be sold by the Selling Shareholders) outstanding prior to the issuance of any Additional Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable.

          (h) Any Additional Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of any such Additional Shares will not be subject to any preemptive or similar rights.

          (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the articles of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its Subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its Subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except (i) such as may be required by the securities or Blue Sky laws of the various jurisdictions in connection with the offer and sale of the Shares, (ii) those consents, approvals, authorizations, orders and qualifications that have been obtained and (iii) for any thereof (exclusive of any thereof which, if not obtained, would preclude the Company from executing and delivering this Agreement or from performing its obligations hereunder) the failure of which to have been obtained would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

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          (j)  There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

          (k) There are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (l) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

          (m) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT").

          (n) The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (o) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (p) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect

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     to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration
     Statement.

          (q) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) the Company and its Subsidiaries have not incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries, taken as a whole, nor entered into any transaction not in the ordinary course of business that is material to the Company and its subsidiaries, taken as a whole; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its Subsidiaries, except in each case as described in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

          (r) The Company and its Subsidiaries have good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; the Company does not own any real property; and any real property and buildings held under lease by the Company and its Subsidiaries that are material to the business of the Company and its subsidiaries, taken as a whole, are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries, in each case except as described in the Prospectus.

          (s) The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, except for those the loss of which or the failure of which to have been obtained would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (t) No material labor dispute with the employees of the Company or any of its Subsidiaries exists, except as described in the Prospectus, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers or contractors that would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

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          (u)  The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts which, to the Company's knowledge, are prudent in the businesses in which they are engaged; except to the extent previously disclosed to you, neither the Company nor any of its Subsidiaries, within the last three (3) years, has been refused any material insurance coverage sought or applied for; and neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, in each case except as described in the Prospectus.

          (v) Except as described in the Prospectus, (i) the Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole; (ii) the Company neither is or has been registered nor is or has been required to be registered as an investment advisor or broker-dealer under the Investment Advisers Act of 1940, as amended (the "IAA"), the Exchange Act (as hereinafter defined) or any state blue sky or securities law or the rules and regulations thereunder, except for such registration under any state blue sky or securities law or the rules and regulations thereunder the failure of which to have been complied with would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; (iii) each of Morningstar Investment Services, Inc., Morningstar Associates, LLC and mPower Advisors, LLC is duly registered as an investment adviser under the IAA and the rules and regulations thereunder and is duly qualified as an investment adviser under the state blue sky or securities laws and the rules and regulations thereunder of each jurisdiction in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, (iv) each of Morningstar Investment Services, Inc., Morningstar Associates, LLC and mPower Advisors, LLC has filed a Form ADV with the SEC in accordance with the IAA, which Form at the time of filing was, as amended and supplemented as of the date hereof

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     is, and upon any required filing of a further amendment to reflect the sale of the Shares contemplated hereby shall be, in effect pursuant to the requirements of the IAA and accurate and complete in all material respects;
     (v) Morningstar Investment Services, Inc. is duly registered as a broker-dealer under the Exchange Act and the rules and regulations thereunder and is duly registered or qualified as a broker-dealer under the state blue sky or securities laws and the rules and regulations thereunder of each jurisdiction in which the conduct of its business requires such registration or qualification, except to the extent that the failure to be so registered or qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; (vi) Morningstar Investment Services, Inc. has filed a Form BD with the SEC in accordance with the Exchange Act, which Form at the time of filing was, as amended and supplemented as of the date hereof is, and upon any required filing of a further amendment to reflect the sale of the Shares contemplated hereby shall be, in effect pursuant to the requirements of the Exchange Act and accurate and complete in all material respects; and (vii) each of Morningstar Investment Services, Inc., Morningstar Associates, LLC and mPower Advisors, LLC (A) has made all filings, including reports and other documents, required by the IAA and the Exchange Act and any applicable state blue sky or securities laws and the respective rules and regulations thereunder, (B) has made all disclosures and delivered all documents required by the IAA and the Exchange Act to be delivered to its clients and
     (C) has maintained in all material respects all books and other records required by the IAA and the Exchange Act; and each of such reports and other documents at the time of filing was, as amended and supplemented as of the date hereof is, and after consummation of the transactions contemplated hereby shall be, accurate and complete in all material respects.

          (w) The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (x) The Prospectus and any preliminary prospectus, together for this purpose with the applicable supplement thereto intended to be distributed therewith in, respectively, the United Kingdom and Canada, comply in all material respects, and any further amendments or supplements thereto will comply in all material respects, with any applicable laws or regulations of the United Kingdom and Canada, which are the only foreign jurisdictions, to the Company's knowledge, in which the Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are contemplated to be distributed.

     2. REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS. Each Selling Shareholder represents and warrants to and agrees with each of the Underwriters that:

          (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

          (b) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Shareholder and Computershare Trust Company, Inc., as Custodian, relating to the deposit of the Shares to be sold by such Selling Shareholder (the "CUSTODY AGREEMENT") and the Power of Attorney appointing certain individuals as such Selling Shareholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "POWER OF ATTORNEY") will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such Selling Shareholder (if such

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     Selling Shareholder is a corporation), or any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (c) Such Selling Shareholder owns, and on the Closing Date will own, the Shares to be sold by such Selling Shareholder free and clear of all security interests, claims, liens, equities or other encumbrances and has, and on the Closing Date will have, the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder.

          (d) The Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by such Selling Shareholder and are valid and binding agreements of such Selling Shareholder.

          (e) Delivery of the Shares to be sold by such Selling Shareholder and payment therefor pursuant to this Agreement will pass valid title to such Shares, free and clear of any adverse claim within the meaning of Section 8-102 of the New York Uniform Commercial Code, to each Underwriter who has purchased such Shares without notice of an adverse claim.

          (f) Such Selling Shareholder is not prompted by any information concerning the Company or its subsidiaries which is not set forth in the Prospectus to sell its Shares pursuant to this Agreement.

          (g) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2(g) are limited to statements or omissions made in reliance upon information relating to such Selling Shareholder furnished to the Company in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

     3. AGREEMENTS TO SELL AND PURCHASE. Each Selling Shareholder, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Selling Shareholder at $______ a

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share (the "PURCHASE PRICE") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of Firm Shares to be sold by such Selling Shareholder as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to 1,141,875 Additional Shares at the Purchase Price. You may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice of each election to exercise the option not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an "OPTION CLOSING DATE"), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

     Each Seller hereby agrees that, without the prior written consent of WR Hambrecht + Co, LLC, it will not, during the period ending 180 days after the effective date of the Registration Statement, (i) directly or indirectly, sell, offer, contract to sell, transfer the economic risk of ownership in, make any short sale, pledge or otherwise dispose of any shares of capital stock or other ownership interests of the Company or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire the Company's capital stock or other ownership interests of the Company that the undersigned beneficially owns, or (ii) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (other than any registration statement on Form S-8 relating to the Company's equity-based incentive compensation plans), whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

     The restrictions contained in the preceding paragraph shall not apply to
(A) the Shares to be sold hereunder, (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof, (C) grants by the Company of awards pursuant to the Morningstar 2004 Stock Incentive Plan, (D) transactions by any person other than the Company relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the offering of the Shares, (E) distributions of shares of Common Stock or any security convertible into or exchangeable or exercisable for the Company's capital stock or any other rights to purchase or acquire the Company's capital stock to partners, stockholders or affiliates of any Seller or (F) in

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the case of the Selling Shareholders, transfers of shares of Common Stock or any security convertible into or exchangeable for the Company's capital stock or any other rights to purchase or acquire the Company's capital stock to affiliates of any Selling Shareholder. In addition, each Selling Shareholder agrees that, without the prior written consent of WR Hambrecht + Co, LLC, it will not, during the period ending 180 days after the effective date of the Registration Statement, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. Each Selling Shareholder also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of such Selling Shareholder's shares of Common Stock except in compliance with the foregoing restrictions.

     Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by the second preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

     4. TERMS OF PUBLIC OFFERING. The Sellers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Sellers are further advised by you that the Shares are to be offered to the public initially at $___ a share (the "PUBLIC OFFERING PRICE") and to certain dealers selected by you at a price that represents a concession not in excess of $____ a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $___ a share, to any Underwriter or to certain other dealers. The Sellers hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed each preliminary prospectus included at any time as a part of the Registration Statement and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

     5. PAYMENT AND DELIVERY. Payment for the Firm Shares to be sold by each Selling Shareholder shall be made to such Selling Shareholder by wire transfer of immediately available funds or by one or more certified or official bank check or checks in same day funds drawn to the order of such Seller against delivery of such Firm Shares for the respective accounts of the several Underwriters at the offices of WR Hambrecht + Co, LLC, 539 Bryant Street, Suite 100, San Francisco, CA, 94107 at 7:00 a.m., San Francisco time, on the third business day following the date of this Agreement or at such other time or on such other date, not later than ten (10) business days after the date of this Agreement, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE."

     Payment for any Additional Shares shall be made to the Company at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each purchase date as specified in the notice from the Representative to the Company, against delivery of such Additional Shares for the respective accounts of the several Underwriters.

     The Firm Shares and Additional Shares shall be registered in such names and shall be in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

     6. CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS. The obligations of the Selling Shareholders to sell the Firm Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Firm Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 5:00 p.m. (New York City time) on the date hereof.

     The several obligations of the Underwriters are subject to the following further conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

               (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating, if any, accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

               (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your reasonable judgment, is material and adverse and that makes it, in your reasonable judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          (b)  (i)    The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 6(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct in all material respects as of the Closing Date and that the Company has complied in all material respects with all of the agreements and satisfied in all material respects all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

     The officer signing and delivering such certificate may rely upon his or her knowledge as to proceedings threatened.

               (ii) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an authorized representative of each of the respective Selling Shareholders, to the effect that the representations and warranties of such Selling Shareholder contained in this Agreement are true and correct in all material respects as of the Closing Date and that such Selling Shareholder has complied in all material respects with all of the agreements and satisfied in all material respects all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

          (c) The Underwriters shall have received on the Closing Date an opinion of Winston & Strawn LLP, outside counsel for the Company, dated the Closing Date, to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Illinois and has the corporate power and authority to own its property and to conduct its business as described in the Prospectus;

               (ii)   (A)   each of Morningstar Investment Services, Inc. and
          mPower.com, Inc. is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own its property and to conduct its business as described in the Prospectus; and (B) each of Morningstar Associates, LLC and mPower Advisors, LLC (collectively, together with Morningstar Investment Services, Inc. and mPower.com, Inc., the "US SUBSIDIARIES") is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has the limited liability company power and authority to own its property and to conduct its business as described in the Prospectus;

               (iii) the Company's capital stock, including the Shares, conforms as to legal matters in all material respects to the description thereof contained in the Prospectus under the caption "Description of Capital Stock";

               (iv) the shares of Common Stock (including the Firm Shares to be sold by the Selling Shareholders) outstanding prior to the issuance of any Additional Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable;

               (v) all of the issued and outstanding shares of capital stock or membership interests, as applicable, of each of Morningstar Investment Services, Inc., mPower.com, Inc. and Morningstar Associates, LLC have been duly authorized and validly issued and are fully paid and non-assessable and are owned, directly or indirectly, by the Company, free and clear of all liens, charges or encumbrances known to such counsel;

               (vi) any Additional Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this

          Agreement, will be validly issued, fully paid and non-assessable, and the issuance of any such Additional Shares will not be subject to any preemptive or similar rights under the laws of the State of Illinois, the articles of incorporation or by-laws of the Company or, to such counsel's knowledge, any agreement or other instrument binding upon the Company that has been filed as an exhibit to the Registration Statement;

               (vii) this Agreement has been duly authorized, executed and delivered by the Company;

               (viii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement do not contravene any provision of federal or New York or Illinois law applicable to the Company and do not conflict with or violate the articles of incorporation or by-laws of the Company or, to such counsel's knowledge, result in a breach or violation of, or constitute a default under, any agreement or other instrument binding upon the Company or any of its US Subsidiaries that has been filed as an exhibit to the Registration Statement or violate any judgment, order or decree of any governmental body, agency or court known to such counsel to be applicable to the Company or any of its US Subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except (i) such as may be required by the securities or Blue Sky laws and regulations of the various jurisdictions in connection with the offer and sale of the Shares, or (ii) those consents, approvals, authorizations, orders and qualifications that have been obtained;

               (ix) the statements relating to legal matters, documents or proceedings included in (A) the Prospectus under the captions "Description of Capital Stock" and "Shares Eligible for Future Sale," and (B) the Registration Statement in Items 14 and 15 of Part II, in each case accurately summarize in all material respects such matters, documents or proceedings; and

               (x) nothing has come to the attention of such counsel that causes such counsel to believe that (A) the Registration Statement or the Prospectus (except for the financial statements and related schedules and other financial, statistical and accounting data included therein, as to which such counsel need not express any belief) do not comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, (B) the Registration Statement or the prospectus included therein (except for the financial statements and related schedules and other financial, statistical and accounting data included therein, as to which such counsel need not express any belief) at the time the Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (C) the Prospectus (except for the financial statements and related schedules and other financial, statistical and accounting data included therein, as to which such counsel need not express any belief) as of its date or as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) The Underwriters shall have received on the Closing Date an opinion of Chapman and Cutler LLP, special outside counsel for the Company, dated the Closing Date, to the effect that the Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an "investment company" as such term is defined in the Investment Company Act.

          (e) The Underwriters shall have received on the Closing Date an opinion of Stephen A. Grant, Esq., counsel for the Selling Shareholders, dated the Closing Date, to the effect that:

               (i) this Agreement has been duly authorized, executed and delivered by or on behalf of each of the Selling Shareholders;

               (ii) the execution and delivery by each Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement and the Custody Agreement and Power of Attorney of such Selling Shareholder will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such Selling Shareholder (if such Selling Shareholder is a corporation) or partnership agreement of such Selling Shareholder (if such Selling Shareholder is a partnership), and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with offers and sales of the Shares;

               (iii) each of the Selling Shareholders owns the Shares to be sold by such Selling Shareholder free and clear of all security interests, claims, liens, equities and other encumbrances, and each of the Selling Shareholders has the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Custody Agreement and Power of Attorney of such Selling Shareholder and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder;

               (iv) the Custody Agreement and Power of Attorney of each Selling Shareholder has been duly authorized, executed and delivered by such Selling Shareholder and is the valid and binding agreement of such Selling Shareholder;

               (v) when stock certificates representing the Shares to be sold by the Selling Shareholders, endorsed to the Underwriters, have been delivered against payment therefor pursuant to this Agreement, each Underwriter who has purchased such Shares without notice of an adverse claim will own such Shares free and clear of any adverse claim within the meaning of
          Section 8-102 of the New York Uniform Commercial Code; and

               (vi) nothing has come to the attention of such counsel that causes such counsel to believe that (A) the Registration Statement or the prospectus included therein (except for the financial statements and financial schedules and other financial, statistical and accounting data included therein, as to which such counsel need not express any belief) at the time the Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Prospectus (except for the financial statements and financial schedules and other financial, statistical and accounting data included therein, as to which such counsel need not express any belief) as of its date or as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the opinions of such counsel with respect to such matters shall be limited to statements or omissions made in reliance upon information relating to the Selling Shareholders furnished in writing by or on behalf of the Selling Shareholders expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (f) The Underwriters shall have received on the Closing Date an opinion of T.M.I. Associates of Tokyo, Japan, Japanese counsel for the Selling Shareholders, dated the Closing Date, to the effect that the execution and delivery by each Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement and the Custody Agreement and Power of Attorney of such Selling Shareholder will not contravene, to such counsel's knowledge, any agreement or other instrument binding upon such Selling Shareholder or, to such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder.

          (g) The Underwriters shall have received on the Closing Date an opinion of Sidley Austin Brown & Wood LLP, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 6(c)(vi), 6(c)(vii) and 6(c)(x) above.

               With respect to Section 6(c)(x) above, Winston & Strawn LLP and Sidley Austin Brown & Wood LLP, and with respect to Section 6(e)(vi) above, Stephen A. Grant, Esq., may state that their beliefs are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to Section 6(e) above, Stephen A. Grant, Esq. may rely upon an opinion of T.M.I. Associates of Tokyo, Japan as to all matters of Japanese law and any other opinion or opinions of counsel for any Selling Shareholders and, with respect to factual matters and to the extent such counsel deems appropriate, upon the representations of each Selling Shareholder contained herein and in the Custody Agreement and Power of Attorney of such Selling Shareholder and in other documents and instruments; PROVIDED that (A) each such counsel for the Selling Shareholders is satisfactory to your counsel (it being understood that T.M.I. Associates is satisfactory to your counsel), (B) a copy of each opinion so relied upon is delivered to you and is in form and substance satisfactory to your counsel and (C) copies of such Custody Agreements and Powers of Attorney and of any such other documents and instruments shall be delivered to you and shall be in form and substance satisfactory to your counsel.

               The opinions of Winston & Strawn LLP, Chapman and Cutler LLP, Stephen A. Grant, Esq. and T.M.I. Associates described in Sections 6(c), 6(d), 6(e) and 6(f) above (and any opinions of counsel for any Selling Shareholder referred to in the immediately preceding paragraph) shall be rendered to the Underwriters at the request of the Company or one or more of the Selling Shareholders, as the case may be, and shall so state therein.

          (h) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Deloitte & Touche LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; PROVIDED that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

          (i) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

     The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares to be sold on such Option Closing Date and other matters related to the issuance of such Additional Shares.

     7. COVENANTS OF THE COMPANY. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

          (a) To furnish to you and each other Underwriter, without charge, one signed copy of the Registration Statement (including exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

          (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission, subject to Section 7(a), and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

          (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending June 30, 2006 that satisfies the provisions of
     Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

     8. EXPENSES. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company, the Selling Shareholders and the Underwriters agree that (a) the Company shall pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the

Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares by the Company to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum; PROVIDED, HOWEVER, that such fees and disbursements of such counsel (excluding filing fees) in clauses (iii) and (iv) shall not exceed $20,000 in the aggregate, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc.; PROVIDED, HOWEVER, that such fees and disbursements of such counsel (excluding filing fees) in clauses (iii) and (iv) shall not exceed $20,000 in the aggregate, (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to inclusion of the Shares on the Nasdaq National Market, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, and travel and lodging expenses of the representatives and officers of the Company and any such consultants, (ix) the document production charges and expenses associated with printing this Agreement, (x) all expenses in connection with any offer and sale of the Shares outside of the United States, excluding, however, any filing fees and any fees and disbursements of counsel for the Underwriters in connection with offers and sales outside of the United States, and (xi) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section and (b) the Selling Shareholders shall bear their own costs and expenses (other than those required to be paid by the Company), including (i) all fees and expenses of counsel for the Selling Shareholders and (ii) all costs and expenses related to the transfer and delivery of Shares by the Selling Shareholders to the Underwriters, including any transfer or other taxes payable thereon. It is understood, however, that except as provided in this Section, Section 9 entitled "Indemnity and Contribution", and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them, any advertising expenses connected with any offers they may make and the costs and expenses of the Underwriters, excluding the cost of travel on aircraft to be chartered by the Company, relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, travel and lodging expenses of the Representative.

     The provisions of this Section shall not supersede or otherwise affect any agreement that the Sellers may otherwise have for the allocation of such expenses among themselves.

     9. INDEMNITY AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act, and each Selling Shareholder, each person who controls any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Selling Shareholder within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities, joint or several (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except (i) insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through you expressly for use therein and (ii) insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use therein; PROVIDED, HOWEVER, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 7(a) hereof.

          (b) Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and the Company, each person, if any, who controls any Underwriter or the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter or the Company within the meaning of Rule 405 under the Securities Act, the directors of the Company and each officer of the Company who signs the Registration Statement, from and against any and all losses, claims, damages and liabilities, joint or several (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such

     Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto; PROVIDED, HOWEVER, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 7(a) hereof. The aggregate liability of each Selling Shareholder under the indemnity agreement contained in this paragraph and the contribution agreement contained in paragraphs (e) and (f) below shall be limited to an amount equal to the aggregate Public Offering Price of the Shares sold by such Selling Shareholder under this Agreement.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities, joint or several (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a), 9(b) or 9(c), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Representative. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders and such control persons of any Selling Shareholders, such firm shall be designated in writing by the Selling Shareholders. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (e) To the extent the indemnification provided for in Section 9(a), 9(b) or 9(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 9(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. The aggregate liability of each Selling Shareholder under the contribution agreement contained in this paragraph and paragraph 9(f) below and under the indemnification agreement contained in paragraph 9(b) above shall be limited to an amount equal to the aggregate Public Offering Price of the Shares sold by such Selling Shareholder under this Agreement.

          (f) The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (g)  The indemnity and contribution provisions contained in this
     Section 9 and the representations, warranties and other statements of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, any Selling Shareholder or any person controlling any Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

     10. TERMINATION. (a) This Agreement may be terminated with respect to the Shares to be purchased on the Closing Date or an Option Closing Date by the Representative by notifying the Company and the Selling Shareholders in writing at any time at or before such Closing Date in the absolute discretion of the Representative if: (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representative, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (ii) there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representative, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (iii) trading in the Shares or any securities of the Company has been suspended or materially limited by the Commission or trading generally on the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or the Nasdaq National Market has been suspended or materially limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by any of such exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or (iv) a banking moratorium has been declared by any state or Federal authority; or (v) in the reasonable judgment of the Representative, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material and adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, which makes it, in your reasonable judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

     11. EFFECTIVENESS; DEFAULTING UNDERWRITERS. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

     If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you, the Company and the Selling

Shareholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders. In any such case, each of you, the Company and the Selling Shareholders shall have the right to postpone the Closing Date, but in no event for longer than seven business days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to
(i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     If this Agreement is terminated by the Underwriters, or any of them (including the Representative), because of any failure or refusal on the part of the Company or the Selling Shareholders to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations or the Selling Shareholders shall be unable to perform their obligations under this Agreement, the Company or the Selling Shareholders, as the case may be, will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

     12. NOTICES. All notices and communications hereunder shall be in writing and mailed or delivered by telephone or telegraph if subsequently confirmed in writing, (a) if to the Representative, c/o WR Hambrecht + Co, LLC, 539 Bryant Street, San Francisco, CA 94107 Attention: Harrison Clay, Esq., with a copy to John J. Sabl, Esq., Sidley Austin Brown & Wood LLP, Bank One Plaza, 10 South Dearborn Street, Suite 4200, Chicago, Illinois 60603, (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement, with a copy to Steven J. Gavin, Esq., Winston & Strawn LLP, 35 West Wacker Drive, Suite 4200, Chicago, Illinois 60601, and (c) if to the Selling Shareholders, c/o SOFTBANK Corp., 20F Izumi Garden Tower, 1-6-1 Roppongi, Minato-ku, Tokyo 106-6020, Japan, Attention: Yoshitaka Kitao and Robert S. Takeuchi, with a copy to Stephen A. Grant, Esq., 118 Friendship Farm Road, Millbrook, New York 12545.

     13. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF. THE SELLERS AND THE UNDERWRITERS AGREE TO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY WITH RESPECT TO

ANY MATTER WHATSOEVER RELATING TO OR ARISING OUT OF THIS AGREEMENT OR THE PURCHASE OF THE SHARES HEREUNDER. THE SELLERS ALSO HEREBY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND EACH OF THE PARTIES HERETO SUBMITS TO THE JURISDICTION OF SUCH COURTS IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND AGREES NOT TO COMMENCE ANY SUIT, ACTION OR PROCEEDING RELATING THERETO EXCEPT IN SUCH COURTS, AND WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO MOVE TO DISMISS OR TRANSFER ANY ACTION BROUGHT IN SUCH COURT ON THE BASIS OF ANY OBJECTION TO PERSONAL JURISDICTION, VENUE OR INCONVENIENT FORUM.

     15. REPRESENTATION OF SEVERAL UNDERWRITERS. Each Underwriter represents, warrants and undertakes, severally as to itself only, that: (i) it has not offered or sold and, prior to the expiry of a period of six months from the Closing Date, will not offer or sell, any Shares to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, as amended; (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of any Shares in circumstances in which section 21(1) of the FSMA does not apply to the issuer; and (iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Shares in, from or otherwise involving the United Kingdom.

     16. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                            Very truly yours,

                                            Morningstar, Inc.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            SOFTBANK Investment Corporation


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            SOFTBANK Contents Fund


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

Confirmed:

WR HAMBRECHT + CO, LLC

On behalf of itself
and as Representative of the several
Underwriters in Schedule II annexed hereto.


By:  WR HAMBRECHT + CO, LLC


By:
   ---------------------------------
    Name:
    Title:

                                                                      SCHEDULE I

                                                                        NUMBER OF FIRM SHARES
                   SELLING SHAREHOLDER                                        TO BE SOLD
                   -------------------                                        ----------
SOFTBANK Investment Corporation...............................                 6,984,821
SOFTBANK Contents Fund........................................                   627,679
                                                                              ----------
     Total:...................................................                 7,612,500
                                                                              ==========

                                        I

                                                                     SCHEDULE II

                                                                        NUMBER OF FIRM SHARES
                       UNDERWRITER                                         TO BE PURCHASED
                       -----------                                         ---------------
WR Hambrecht + Co, LLC........................................
HARRISdirect, LLC.............................................

                                                                              ----------
     Total:...................................................                 7,612,500
                                                                              ==========

                                       II

                                                                       EXHIBIT A

                            [FORM OF LOCK-UP LETTER]

                                                  ____________, 2005

WR Hambrecht + Co, LLC
As Representative of the
 Several Underwriters

c/o WR Hambrecht + Co, LLC
539 Bryant Street
San Francisco, California 94107

Ladies and Gentlemen:

          The undersigned understands that WR Hambrecht + Co, LLC ("WR Hambrecht") proposes to enter into an underwriting agreement ("Underwriting Agreement") with Morningstar, Inc., an Illinois corporation (the "Company"), and wishes to facilitate the proposed initial public offering (the "Offering") of the Company's Common Stock ("Common Stock") pursuant to a Registration Statement on Form S-1 (the "Registration Statement").

          In consideration of the foregoing, and in order to induce you to act as the sole book-running manager in the Offering, the undersigned hereby irrevocably agrees not to, directly or indirectly, sell, offer, contract to sell, transfer the economic risk of ownership in, make any short sale, pledge or otherwise dispose of any shares of Common Stock of the Company or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire the Company's Common Stock that the undersigned beneficially owns, without the prior written consent of WR Hambrecht, for a period commencing on the date hereof and ending 180 days after the effective date of the Registration Statement.

          Notwithstanding the foregoing: (a) if the undersigned is an individual, he or she may, directly or indirectly, sell, offer, contract to sell, transfer, pledge or otherwise dispose of any shares of the Company's Common Stock or securities convertible into or exchangeable or exercisable for the Company's Common Stock either during his or her lifetime or on death (i) by gift, will or intestacy, (ii) to a member or members of his or her immediate family or to a partnership or trust, the partners or beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family or (iii) by the exercise of options to purchase shares of Common Stock,
(b) if the undersigned is a partnership, trust, corporation or similar entity, it may distribute any such shares or securities to its partners, stockholders or affiliates and (c) if the undersigned is a selling shareholder (as such term is used in the Registration Statement), it may transfer any such shares to its affiliates; provided, however, that in each such case, prior to any such transfer, each transferee shall execute an agreement, reasonably satisfactory to WR Hambrecht, pursuant to which each transferee shall agree to receive and hold such shares of Common Stock, such securities convertible into or exchangeable or exercisable for such Common Stock, or such securities acquired upon conversion or exchange of securities convertible into or exchangeable or exercisable for such Common Stock, subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof. The provisions of this paragraph shall not apply with respect to sales of Common Stock acquired after the commencement of the Offering on the open market or to the sale of any Common Stock to the underwriters pursuant to the Underwriting Agreement. For the purposes of this paragraph, "immediate family" shall mean spouse, domestic partner, lineal descendant, father, mother, brother or sister of the transferor.

          Further notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this letter shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

          This agreement shall be terminated if, for any reason, (a) the Underwriting Agreement is not executed on or prior to June 1, 2005, (b) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the shares of Common Stock or (c) either WR Hambrecht, on the one hand, or the Company, on the other hand, advises the other in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Offering.

          The undersigned hereby waives any rights of the undersigned under any agreement, instrument or understanding to sell shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock issued by the Company pursuant to the Registration Statement, and acknowledges and agrees that for a period commencing on the date hereof and ending 180 days after the effective date of the Registration Statement, the undersigned will not make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock issued by the Company or any security convertible into or exercisable or exchangeable for Common Stock issued by the Company.

          The undersigned understands that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns. The agreements herein shall remain enforceable by WR Hambrecht notwithstanding the addition of any new underwriters to the Offering or the replacement or substitution of any underwriters in the Offering. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of Common Stock held by the undersigned except in compliance with this agreement.

                                             Very truly yours,


Dated:
      -----------------------       --------------------------------------------
                                    Signature



                                    --------------------------------------------
                                    Name (Please print or type your name)



                                    --------------------------------------------
                                    Title (Please print or type your title)